EX-99(d)(3)(b)(i)



                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                              GARTMORE MUTUAL FUNDS
                    AND BLACKROCK INVESTMENT MANAGEMENT, LLC

                          Effective February 28, 2007*

Funds of the Trust                                           Advisory Fees

Gartmore S&P 500 Index Fund                                  (a) on assets up to $1.5 billion,  0.02% of the Fund's average daily net assets;
                                                             (b) on assets from $1.5  billion up to $3  billion,  0.015% of the Fund's average daily net assets; and
                                                             (c) on assets of $3  billion  or more,  0.0125%  of the Fund's average daily net assets

Gartmore Small Cap Index Fund                                (a) on assets up to $1.5 billion,  0.07% of the Fund's average daily net assets;
                                                             (b) on assets  from $1.5  billion up to $3  billion,  0.06% of the Fund's average daily net assets; and
                                                             (c) on assets of $3  billion  and  more,  0.05% of the  Fund's average daily net assets

Gartmore Mid Cap Market Index Fund                           (a) on  assets  up to  $1.5  billion,  0.075%  of  the  Fund's average daily net assets;
                                                             (b) on assets  from $1.5  billion up to $3  billion,  0.06% of the Fund's average daily net assets, and
                                                             (c) on  assets  of $3  billion  or more,  0.05% of the  Fund's average daily net assets

Gartmore International Index Fund                            (a) on assets up to $1.5 billion,  0.11% of the Fund's average daily net assets;
                                                             (b) on assets from $1.5  billion up to $3  billion,  0.085% of the Fund's average daily net assets; and
                                                             (c) on  assets  of $3  billion  or more,  0.075%  of the Funds average daily net assets

Gartmore Bond Index Fund                                     (a) on assets up to $1.5 billion,  0.08% of the Fund's average daily net assets;
                                                             (b) on assets  from $1.5  billion up to $3  billion,  0.06% of the Fund's average daily net assets; and
                                                             (c) on  assets  of $3  billion  or more,  0.05% of the  Fund's average daily net assets



*As most recently approved at the January 11, 2007 Board Meeting.








                              TRUST

                              GARTMORE MUTUAL FUNDS

                              By:       ________________________________________
                              Name:
                              Title:

                              ADVISER

                              GARTMORE MUTUAL FUND CAPITAL TRUST

                              By:      _________________________________________
                              Name:
                              Title:

                              SUBADVISER

                              BLACKROCK INVESTMENT MANAGEMENT, LLC

                              By:      _________________________________________
                              Name:
                              Title: